Exhibit 10.2

COLLATERAL PLEDGE AGREEMENT

THIS COLLATERAL PLEDGE AGREEMENT (this “Agreement”), executed and delivered as of August 5, 2009, by RIDGE CLEARING & OUTSOURCING SOLUTIONS, INC., a New York corporation (“Debtor”), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Secured Party”), pursuant to the terms of the Loan Agreement (Committed Customer Facility A) dated as of August 5, 2009, by and among Debtor, as Borrower, Broadridge Financial Solutions, Inc., as Guarantor, and Secured Party, as Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the “Loan Agreement”; all capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Loan Agreement); and has reference to the following facts and circumstances:

A. As a condition precedent to Secured Party entering into the Loan Agreement, Secured Party has required that Debtor execute and deliver this Agreement to Secured Party.

B. In order to induce Secured Party to enter into the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party.

NOW, THEREFORE, in consideration of the foregoing, Debtor agrees with Secured Party as follows:

SECTION 1. DEFINITIONS.

Except as otherwise defined in this Agreement and the Loan Agreement, all words, terms and/or phrases used in this Agreement shall be defined by the applicable definition therefor (if any) in the Uniform Commercial Code as adopted by the State of New York, as in effect from time to time (the “New York Uniform Commercial Code”) (with terms used in Article 9 controlling over terms used in another Article).

SECTION 2. COLLATERAL - GENERAL TERMS.

2.01 To secure the prompt, full and faithful performance to Secured Party of Borrower’s Obligations, Debtor grants to Secured Party a security interest in and to, and pledges and assigns to Secured Party, all of the following, now owned and hereafter acquired by Debtor and/or Debtor’s customers (referred to individually and/or collectively as the “Collateral”): all right, title, share and interest in, to and under (a) the securities account listed on Schedule I attached hereto and incorporated by reference (the “Collateral Account”); (b) those shares of stock, securities, security entitlements, and/or financial assets, together with any and all distributions, whether in cash or in kind, upon or in connection therewith, whether such distributions or payments are dividends, are in partial or complete liquidation, or are the result of reclassification, readjustment or other changes in the capital structure of the Person issuing the same, or otherwise, and any and all subscriptions, warrants, options and other rights issued upon and/or in connection therewith (collectively, the “Securities”), in each case, as deposited or held in or transferred or credited to or carried in the Collateral Account from time to time; (c) any and all monies, reserves, deposits, certificates of deposit and deposit accounts and interest or dividends, securities, investment property, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Secured Party, its parent, Subsidiaries or Affiliates or its bailee; (c) any and all accessions to any of the Collateral and all substitutions, renewals, improvements and replacements of and additions thereto; and (d) all proceeds of the foregoing (whether in the form of cash, proceeds of insurance policies, instruments, documents, general intangibles, contract rights, accounts, chattel paper, or otherwise). Notwithstanding anything to the contrary, “Collateral” shall not include any (i) deposit accounts or securities accounts holding solely assets that have been segregated for the exclusive benefit of Debtor’s customers or such segregated assets, or (ii) trust or other fiduciary deposit accounts or securities accounts and the assets therein.

2.02 Debtor shall execute and/or deliver to Secured Party upon request, at any time and from time to time hereafter, all agreements, instruments, documents and other written matter (the “Supplemental Documentation”) that Secured Party reasonably may request, in form and substance acceptable to Secured Party, to perfect and maintain Secured Party’s perfected security interest, lien and/or encumbrance in and/or pledge and assignment of the Collateral and to consummate the transactions contemplated in or by this Agreement.

2.03 Debtor warrants and represents to and covenants with Secured Party that: (a) Debtor shall have, and Debtor shall continue to have, good and marketable title to the Securities, free from any Liens, encumbrances, defenses and adverse claims other than the Liens created by this Agreement, the rights of

Borrower’s customers with respect to Collateral consisting of customer securities, and Permitted Liens; (b) Debtor will defend the Securities against all claims or demands of all Persons (other than Secured Party and holders of Permitted Liens) claiming the Securities or any interest therein; (c) immediately upon the delivery and pledge of any Securities as herein contemplated, Secured Party will have a first and prior security interest in (and upon foreclosure as contemplated by this Agreement, Secured Party will have good title to, and will be the sole owner of) each of the Securities so delivered and pledged, free and clear of any other pledge, Lien, encumbrance or security interest other than Permitted Liens; and (d) as of the date delivered, all Securities delivered under this Agreement shall be, to the best knowledge of the Officers, free from default.

SECTION 3. COLLATERAL - SECURITIES.

3.01 If at any time and from time to time Secured Party determines that the total amount of all then outstanding Advances on any date are greater than the Borrowing Base as in effect on such date, Debtor shall, consistent with and as required under Section 2.01 of the Loan Agreement, immediately either (a) prepay the amount by which the total amount of all then outstanding Advances exceed the Borrowing Base, or (b) deliver to Secured Party additional Securities, such that following said prepayment or delivery, the total amount of all then outstanding Advances no longer exceed the Borrowing Base.

3.02 Upon the occurrence and continuation of any Event of Default, that portion of the pledged Securities consisting of distributions and payments upon or in connection therewith (whether such distributions or payments are dividends, interest, principal or other distributions, or in partial or complete liquidation, or the result of reclassification, readjustment or other changes in the capital structure of the Persons issuing the same or otherwise) shall be delivered by Debtor to Secured Party in the form that the distribution or payment is received by Debtor, and Secured Party shall hold any such distribution or payment as additional Collateral to secure the Borrower’s Obligations. Any shares of capital stock, securities or evidence of indebtedness so distributed to Debtor shall be delivered to Secured Party accompanied with irrevocable stock powers relating thereto or assignments thereof duly signed by Debtor in form acceptable to Secured Party and duly endorsed in blank by Debtor.

3.03 Upon the occurrence and continuation of any Event of Default, that portion of the pledged Securities consisting of subscriptions, warrants, options and any other rights issued upon or in connection therewith or any portion thereof, shall be delivered by Debtor to Secured Party, and Secured Party shall hold such subscriptions, warrants, options and other rights to secure Borrower’s Obligations; provided, however, that if Secured Party determines in its sole discretion that the value of any of such subscriptions, warrants, options or other rights shall terminate, expire or be materially reduced by holding the same as Collateral, Secured Party shall have the right, in its sole discretion, to sell or exercise the same, and if exercised, then the monies disbursed by Secured Party in connection therewith shall be deemed Advances by Secured Party to Debtor, and shall constitute part of Borrower’s Obligations, payable by Debtor to Secured Party on demand.

3.04 Upon the occurrence and continuation of any Event of Default, and after written notice to Debtor, Secured Party may transfer any or all of the Securities into the name of Secured Party, or into the name of Secured Party’s nominee, without disclosing that such Securities so transferred are pledged or hypothecated, and without any indication on any new certificate or other document issued to evidence such Securities, that such Securities are pledged, and the Persons issuing the same, or their transfer agents, shall not be bound to inquire in the event that Secured Party or said nominee makes any other transfer of the Securities, as to whether Secured Party or its nominee has the right to make such further transfer, and the Persons issuing the same, or their transfer agents, shall not be liable for transferring the same.

3.05 Unless and until an Event of Default shall have occurred and is continuing, Debtor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Securities or any part thereof for any purpose; provided, however, that Debtor agrees that it will not exercise or refrain from exercising any such right or power if, as a result of so doing, it would have a Material Adverse Effect on the value of the Securities or any part thereof.

3.06 Debtor further warrants and represents to Secured Party, to its knowledge, that: (a) the Securities are, and/or upon issuance thereof will be, validly issued, fully paid and non-assessable; and (b) the Securities are, and/or upon issuance thereof will be, freely transferable without restriction under federal and state securities laws.

SECTION 4. REMEDIES UPON DEFAULT.

4.01 [RESERVED]

4.02 All of Secured Party’s rights and remedies under this Agreement are cumulative and non-exclusive.

4.03 Upon the occurrence and during the continuation of an Event of Default, Secured Party, in its sole and absolute discretion, may, consistent with the terms of this Agreement, the Loan Agreement and the other Transaction Documents, exercise any one or more of the following remedies: (a) if the outstanding Borrower’s Obligations are not paid, Secured Party may at Secured Party’s election proceed to suit against Debtor; (b) reduce to cash or the like any of Debtor’s Property (other than customer segregated accounts) of any kind or nature in the possession, control or custody of Secured Party, and, without notice to Debtor, apply the same in reduction or payment of the outstanding Borrower’s Obligations; (c) to the extent allowed by applicable law, without demand or notice of any kind, appropriate and apply toward the payment of the outstanding Borrower’s Obligations, and in such order as the Secured Party may from time to time elect, any balances, credit, deposits, deposit accounts, accounts or moneys of Debtor (other than customer segregated accounts); (d) exercise any one or more of the rights and remedies accruing to a secured party under the New York Uniform Commercial Code and any other applicable law upon default by a debtor; and/or (e) sell or cause to be sold the Collateral or any part thereof and all of Debtor’s right, title and interest therein at public or private sale as Secured Party deems advisable in accordance with the applicable laws of the United States or of any state with such notice to Debtor as required by applicable law.

4.04 Debtor agrees that in any sale of the Collateral, Secured Party is authorized to comply with any limitation or restriction in connection with such sale as Secured Party may deem is necessary or advisable in order to avoid any violation of applicable law, or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Debtor further agrees that such compliance shall not result in such sale being considered commercially unreasonable, nor shall Secured Party be liable or accountable to Debtor for any discount allowed by reason of the fact that the Collateral was sold in compliance with any such limitation or restriction.

4.05 Any sale of the Collateral may be made for cash or credit at the election of Secured Party and the amounts of any such sale shall be credited to Borrower’s Obligations only when the proceeds thereof are actually received by Secured Party in immediately available or collected funds. Secured Party or its nominee(s), may become the purchaser at such sale. Secured Party may, if it deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

4.06 [RESERVED]

4.07 Each notice, request, demand, consent, confirmation or other communication under this Agreement shall be in writing and delivered in person or sent by telecopy, recognized overnight courier or registered or certified mail, return receipt requested and postage prepaid, to the applicable party at its address or telecopy number set forth on the signature page of this Agreement, or at such other address or telecopy number as any party hereto may designate as its address for communications under this Agreement by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by telecopy (with answerback confirmation received), on the first (1st) Business Day after the day on which sent, if sent by recognized overnight courier or on the third (3rd) Business Day after the day on which mailed, if sent by registered or certified mail.

4.08 Debtor agrees that, to the extent allowed by applicable law, Secured Party has no obligation to preserve rights against prior parties to the Collateral. Further, Debtor waives and releases any cause of action and claim against Secured Party as a result of Secured Party’s possession, collection or sale of the Collateral in accordance with the terms of this Agreement, any liability or penalty for failure of Secured Party to comply with any requirement imposed on Secured Party relating to notice of sale, holding of sale or reporting of sale of the Collateral, and, to the extend permitted by law, any right of redemption from such sale.

SECTION 5. GENERAL.

5.01 If at any time or times hereafter Secured Party employs counsel (including attorneys who are employees of Secured Party and/or any of its subsidiaries or affiliates) (a) for advice or other representation with respect to the Collateral, this Agreement or the administration thereof, (b) to represent Secured Party in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Secured Party, Debtor or any other Person) in any way or respect relating to the Collateral, this Agreement or Debtor’s affairs, and/or (c) to enforce any rights of Secured Party against Debtor or any other Person which may be obligated to Secured Party by virtue of this Agreement the reasonable costs, fees and expenses incurred by Secured Party in any manner or way with respect to the foregoing shall be part of Borrower’s Obligations, payable by Debtor to Secured Party on demand. The obligations of Debtor described in this Section 5.01 are in addition to (but are not in duplication of ) and not in lieu of the obligations described in Section 8.03 of the Loan Agreement.

5.02 This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York.

5.03 DEBTOR AND SECURED PARTY HEREBY IRREVOCABLY (a) SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, (b) AGREE THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS, (c) WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH DEBTOR OR SECURED PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (d) WAIVE ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (e) WAIVE ALL RIGHTS OF ANY OTHER JURISDICTION WHICH DEBTOR OR SECURED PARTY MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. DEBTOR AND SECURED PARTY AUTHORIZE THE SERVICE OF PROCESS UPON DEBTOR AND SECURED PARTY BY REGISTERED MAIL SENT TO DEBTOR AND SECURED PARTY AT ITS ADDRESS REFERENCED IN SECTION 5.08. DEBTOR AND SECURED PARTY HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH DEBTOR AND SECURED PARTY ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS.

5.04 In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

5.05 Secured Party’s failure at any time hereafter to require strict performance by Debtor of any provision of this Agreement shall not waive, affect or diminish any right of Secured Party thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Secured Party of an Event of Default by Debtor under this Agreement shall not suspend, waive or affect any other Event of Default by Debtor under this Agreement, whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representatives of Debtor contained in this Agreement and no Event of Default by Debtor under this Agreement shall be deemed to have been suspended or waived by Secured Party unless such suspension or waiver is by an instrument in writing signed by an officer of Secured Party directed to Debtor specifying such suspension or waiver.

5.06 This Agreement shall continue in full force and effect until Borrower’s Obligations are fully paid, performed and discharged. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of Borrower’s Obligations is rescinded or must otherwise be returned by Secured Party upon the insolvency, bankruptcy, or reorganization of Debtor or otherwise, all as though such payment had not been made. This Agreement shall be binding upon Debtor and inure to the benefit of Secured Party and Debtor, and their respective successors and assigns, provided that Debtor may not assign or otherwise transfer any of its rights or delegate any of its obligations or duties under this Agreement without the prior written consent of Secured Party.

5.07 No termination of this Agreement, the Loan Agreement, or any of the other Transaction Documents shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Debtor or Secured Party in any way or respect relating to (a) any transaction or event occurring prior to such termination, (b) any of the Collateral, and (c) any of the undertakings, agreements, covenants, warranties and representations of Debtor contained in this Agreement or the other Transaction Documents.

5.08 All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify; provided, that any such notices, requests and other communications under this Agreement sent by telecopy shall require the sending party to confirm via telephone the receiving party’s receipt of such telecopy. Each such notice, request or other communication shall be effective (a) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section 5.08 and telephonic confirmation is received, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section 5.08.

5.09 All covenants, warranties and representations contained herein shall be true as of the date hereof and shall survive the execution and delivery of this Agreement.

5.10 Any Liens granted to the Secured Party on any Collateral pursuant hereto shall automatically be released (a) upon the payment in full of the Borrower’s Obligations and termination of Lender’s Revolving Credit Commitment, (b) at the time the Property subject to such Lien is sold or otherwise disposed of to any Person to the extent that such sale or other disposition is made in compliance with the terms of the Loan Agreement, or (c) upon the effectiveness and to the extent of any written consent by the Secured Party to a release of such Lien. In connection with any termination or release of a Lien described in the foregoing sentence, Secured Party shall execute and deliver to Debtor, at Debtor’s expense, all documents that Debtor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this paragraph shall be without recourse to, or warranty by, Secured Party.

5.11 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Debtor and Secured Party.

5.12 This Agreement may be executed in any number of counterparts (including telecopy counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE-

COLLATERAL PLEDGE AGREEMENT

Debtor:

RIDGE CLEARING & OUTSOURCING SOLUTIONS, INC

By:	/s/ Joseph Barra
Name:	Joseph Barra
Title:	President

Address:

1981 Marcus Avenue
Lake Success, NY 11042
Attention: General Counsel

Telecopy No. (866) 554-3112

Accepted by and agreed by Secured Party to as of August 5, 2009:

Secured Party:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Robert L. Barrett
Robert L. Barrett, Senior Vice President

Address:

461 Fifth Avenue (EX-NY-FA7)
New York, New York 10017
Attention: Broker-Dealer Division

Telecopy No. (646) 935-4533

Schedule I

(Collateral Account)

Depository Trust Company Account No. 0158